Exhibit 10.1
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                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), made this 31st day of October, 2002 is entered into by Stronghold Technologies, Inc., a New Jersey corporation with its principal place of business at 450 Claremont Road, Bernardsville, New Jersey (the "Company"), and Gregory P. Sargen, residing at 26 Crest Drive, Basking Ridge, New Jersey (the "Employee").


     WHEREAS, the Company desires to employ the Employee, and the Employee desires to be employed by the Company.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

     1. Term of Agreement. The Company hereby agrees to employ the Employee, and
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the Employee  hereby  accepts  employment  with the Company,  upon the terms set forth in this Agreement, for the period commencing on November 4, 2002 the ("Effective Date") and ending on December 31, 2006 (such period, as it may be extended in a writing signed by the parties, the "Term"), unless sooner terminated in accordance with the provisions of Section 6.

     2. Title;  Capacity.  The Employee shall serve as Assistant Chief Financial
        ----------------
Officer of the Company and report to the Company's Chief Executive Officer from November 4,, 2002 until November 16, 2002, after which, the Employee shall serve as Chief Financial Officer of the Company and report to the Company's Chief Executive Officer. As Chief Financial Officer, you will be responsible for all of the financial aspects of the Company, including but not limited to,

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accounting  and  bookkeeping,   cash  management,   forecasting,   analysis  and
budgeting, plus such other or alternate duties as may from time to time be assigned to you by the Company or its Board. The Employee shall be based at the Company's headquarters in New Jersey, or such place or places within 50 miles of Basking Ridge, New Jersey as the Company or its Board shall determine. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to him by, the Board or such officer of the Company as may be designated by the Board.

     3. Exclusive  Services and Best Efforts.  The Employee  hereby accepts such
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employment and agrees to undertake the duties and  responsibilities  inherent in such position and such other duties and responsibilities as the Board or its designee shall from time to time reasonably assign to him. The Employee agrees to devote his entire business time, attention and energies to the business and
interests  of  the  Company.   The  Employee  agrees  to  abide  by  the  rules,
regulations, instructions, personnel practices and policies of the Company and any changes therein that may be adopted from time to time by the Company.

     4.  Compensation and Benefits.
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          (a)  Salary.  The  Company  shall pay the  Employee a base salary (the
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"Base  Salary")  at an  annualized  rate,  as  follows:  (i) for the period from
November 4, 2002 through November 3, 2003, $196,000; and (ii) for the period from November 4, 2003 through November 3, 2004, $200,000. For the two-year and two month period commencing on November 4, 2004, the annualized base salary shall be the salary from the previous year plus an additional amount equal to such previous base salary multiplied by the Consumer Price Index as published
for  the  preceding   calendar  year.  The  Base  Salary  shall  be  payable  in installments in accordance with the Company's normal payroll schedule but no less often than monthly. Such salary shall be subject to adjustment thereafter as determined by the Board in its sole discretion.

          (b) Bonus. The Employee shall be eligible for the following bonuses:
              -----

               (i) Each fiscal year after fiscal year 2002, the Employee will be eligible to receive an annual bonus based upon the Company's meeting and exceeding its annual budget, as such has been reviewed and approved by the Board no later than the end of its first fiscal quarter (the "Budget"), for the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"). This bonus will be earned according to the following schedule: (i) if the Company achieves 80-100% of EBITDA, the Employee will receive a bonus of $20,000; (ii) if the Company achieves 101-110% of EBITDA, the Employee will receive an additional bonus of $10,000; (iii) if the Company achieves 111-120% of EBITDA, the Employee will receive an additional bonus of $10,000; and (iv) if the Company achieves 121% or more of EBITDA, the Employee will receive an additional bonus of $5,000. The bonus, if any, shall be paid in one lump sum within 10 days of the latter of: (i) sixty (60) days after the close of the fiscal year for which it was earned; and (ii) the date on which the Board makes a final determination of EBITDA for the preceding fiscal year.

               (ii) On each anniversary of the Employee's commencement of employment with the Company, the Employee will be eligible to receive an annual bonus of up to $10,000.00 as determined by the Board in its sole discretion. The awarding of this bonus may be based upon, among other things, the Employee's achieving any individual or Company financial goals, as determined by the Board. Any decision by the Board not to award such a bonus in any given year shall not give rise to a claim for breach of this Agreement by the Company. This bonus, if any, shall be payable within sixty (60) days of the anniversary of the Employee's employment with the Company.

               (iii) The Employee shall only be eligible to receive bonuses to the extent the employee remains actively employed by the Company throughout the entirety of the period (e.g., the entire fiscal year for subparagraph (i) and the entire anniversary year for subparagraph (ii)) in order to be eligible for any bonus herein.

          (c) Fringe Benefits.  The Employee shall be entitled to participate in
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all benefit  programs that the Company  establishes  and makes  available to its employees, if any, to the extent that the Employee's position, tenure, salary, age, health and other qualifications make him eligible to participate. The Company may alter, modify, add to or delete its benefit plans at any time as the Company or its Board may determine, in its sole judgment, to be appropriate. Nothing herein shall be construed as requiring the Company to establish or continue any particular benefit plan in discharge of its obligations under this Agreement.

          (d) Paid Time Off. The Employee  shall be eligible to accrue paid time
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off pursuant to the Company's normal policies and procedures  governing vacation time or other paid time off, so long as he receives a minimum of four (4) weeks of vacation to be accrued in the course of each 12-month period of his employment.

          (e) Car Allowance. The Company shall pay the Employee an all-inclusive
              -------------
automobile allowance each month as an expense reimbursement car allowance for the lease or purchase and operation of a vehicle (the "Car Allowance"). The Employee shall also be reimbursed for other reasonable business-related vehicle expenses, including tolls and parking. The Car Allowance shall be as follows:
(i) during the first year of this Agreement, $500; (ii) during the second year of this Agreement, $525; (iii) during the third year of this Agreement, $550; and (iv) during the fourth year of this agreement, $575.

          (f) Reimbursement of Expenses. The Company shall reimburse the
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                                       -4-

Employee for all reasonable and necessary travel and other business expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by the Employee of documentation, expense statements, vouchers and/or such other supporting information as the Company may request, provided,
                                                                       --------
however,  that the amount available for such expenses may be fixed in advance by
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the Board.

          (g) Deductions.  The Company shall deduct from any pay to the Employee
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all taxes or other withholdings required by law or otherwise properly authorized by the Employee.

5. Stock Options.
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          (a) Grant.  The Employee  will  recieve a stock option (the  "Option")
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from the  Company's  parent  company,  Stronghold  Technologies,  Inc., a Nevada corporation, under the Stronghold Technologies, Inc. 2002 Stock Option Plan (the "Plan") for the purchase of an aggregate of 200,000 shares of common stock of the Company at an option exercise price equal to $1.50 per share, the fair market value of the underlying common stock on the date of the grant. The maximum amount permitted by law shall be treated as an Incentive Stock Option within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). The Option shall be subject to all terms, limitations, restrictions and termination provisions set forth in the Plan and in the separate option agreement that shall be executed to evidence the grant of any option. While the Employee is employed by the Company, the Option will become exercisable ("vest") at the rate of 25% per year on each of the first four anniversaries of the Employee's employment with the Company such that the entire Option will be fully exercisable on the fourth anniversary of the Employee's Employment, if he remains actively employed. At their sole discretion, the Board of Directors may consider additional stock option grants during the term of this agreement.

          (b) Effect of Change in Control on Vesting.  Upon a Change of Control,
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an  additional  50%  percent  of  the  unvested  portion  of  the  Option  shall immediately vest and become exercisable by the Employee. In the event that, within one year following such Change of Control, Employee's employment is terminated without Cause, or after one year, Employee resigns his employment,
all  of  Employee's   theretofore   unvested  and  unexercisable  stock  options
(including, but not limited to, the stock options set forth in this Agreement) shall become vested and exercisable immediately. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following:

               (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3
promulgated   under  the   Exchange   Act)  30%  or  more  of  either   (x)  the
then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that
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for  purposes of this  subsection  (i),  the  following  acquisitions  shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

               (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Agreement by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from
                          --------   -------
this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

               (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation or other form of entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation or entity is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent
that  such  ownership   existed  prior  to  the  Business   Combination).

               (iv) notwithstanding the foregoing, neither any equity financing for the purpose of funding ongoing operations, including, but not limited to, day to day operations and/or merger and acquisition activity by the Company where the Company is deemed the acquirer, nor any corporate actions directly resulting there from, shall constitute a Change in Control, as the parties acknowledge that the Company is at a stage of its development when such activities can be expected and anticipated.

     6.  Termination.  The  Term of this  Agreement  shall  terminate  upon  the
         -----------
occurrence of any of the following:

          (a) Expiration of the Term in accordance with Section 1;

          (b) At the election of the Company, for Cause, immediately upon written notice by the Company to the Employee. For the purposes of this Agreement, "Cause" for termination shall be deemed to exist upon: (i) a finding by the Board of failure of the Employee to materially perform his assigned duties for the Company, to adhere to the terms of this Agreement, or to follow Company policies and procedures; (ii) the Employee's commission of dishonesty, gross negligence or misconduct, in connection with the Employee's responsibilities in his position with the Company; (iii) the Employee's commission of any act or conduct that subjects the Company to public disrespect or ridicule or injures the reputation of the Company; or (iv) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony;

          (c) Upon the death or disability of the Employee. As used in this Agreement, the term "disability" shall mean the inability of the Employee with reasonable accommodation as may be required by State or Federal law, due to a physical or mental disability, for a period of one hundred twenty (120) days, whether or not consecutive, during any 360-day period to perform the services contemplated under this Agreement. A determination of disability shall be made by a physician satisfactory to both the Employee and the Company, provided that if the Employee and the Company do not agree on a physician, the Employee and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;

          (d) At the election of the Employee upon not less than thirty (30) days' prior written notice of termination; and

          (e) At the election of the Company, without cause, immediately upon written notice by the Company to the Employee.

     7. Effect of Termination. Upon termination of the Agreement, the only
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                                       -9-
remuneration to which the Employee will be entitled shall be as follows:

          (a)  Termination  after the  Expiration  of the Term,  for Cause or at
               -----------------------------------------------------------------
Election of the Employee.  In the event the Employee's  employment is terminated
------------------------
after the expiration of the Term pursuant to Section 6(a), for cause pursuant to
Section 6(b), or at the election of the Employee pursuant to Section 6(d), the Company shall pay to the Employee the compensation and benefits otherwise payable to him/her under Section 4 through the last day of his/her actual employment by the Company.

          (b) Termination for Death or Disability.  If the Employee's employment
              -----------------------------------
is terminated by death or because of disability pursuant to Section 6(c), the Company shall pay to the estate of the Employee or to the Employee, as the case may be, the compensation that would otherwise be payable to the Employee up to the end of the month in which the termination of his/her employment because of death or disability occurs.

          (c)  Termination  Without  Cause.  If  the  Employee's  employment  is
               ---------------------------
terminated by the Company without cause pursuant to Section 6(e), the Company shall pay the Employee, for a period equal to the Severance Period, as defined below, his then current base salary, in accordance with the Company's regular payroll practices. The "Severance Period" shall be defined as: (i) if termination without Cause occurs within the first six months of employment, one month; (ii) if termination without Cause occurs within the second six months of employment, two months; and (iii) if termination without Cause occurs after the completion of one full year of employment, the lesser of: (y) the balance of the Term of the Agreement; and (z) six months. The Company's obligation to pay or provide the benefits discussed in this paragraph 7(c) shall be expressly conditioned upon the Employee's first executing a valid general release and waiver that is reasonably acceptable to both the Company and the employee, releasing the

Company, its directors, officers and employees from any and all claims under this agreement or pursuant to your employment.

          (d) Survival. The provisions of Sections 8, 9 and 10 shall survive the
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termination of this Agreement.

     8. Non-Compete.
        -----------

          (a) During the term of the Employee's employment with the Company (whether or not such employment extends passed the expiration of the Term) and for a period of twelve months after the termination thereof, the Employee will not directly or indirectly:

               (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage in the business of developing, producing, marketing or selling (or assist others in any way in doing so) products and/or services of the kind or type developed or being developed, produced, marketed, sold or provided by the Company while the Employee was employed by the Company;

               (ii) hire, recruit, solicit or induce, or attempt to induce, any employee or contractor of the Company to terminate their employment with, or otherwise cease their business relationship with, the Company; or

               (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were actively contacted, solicited or served by the Company during the term of the Employee's employment with the Company.

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
          (b) If any restriction set forth in this Section 8 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

          (c) The restrictions contained in this Section 8 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 8 will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies, which may be available, the Company shall have the right to seek specific performance and injunctive relief.

     9. Proprietary Information.
        -----------------------

          (a) The Employee agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the Company's business or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists. The Employee will not disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval by an officer of the Company, either during or after his employment, unless and until such Proprietary Information has become public knowledge without fault by the Employee.

          (b) The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company to be used by the Employee only in the performance of his duties for the Company.

          (c) The Employee agrees that his obligation not to disclose or use information, know-how and records of the types set forth in paragraphs (a) and
(b) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee in the course of the Company's business.

     10. Developments.
         ------------

          (a) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Employee or under his direction or jointly with others during his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

          (b) The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this Section 10(b) shall not apply to Developments which meet each of the following criteria: (i) they do not in any way relate to the present or planned business or research and development of the Company; and (ii) they are made and conceived by the Employee not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information.

          (c) The Employee agrees to cooperate fully with the Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. The Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development.

     11. Other  Agreements.  The Employee  hereby  represents that he/she is not
         -----------------
bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his/her employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The Company acknowledges that the Employee has non-compete and non-solicitation agreements with his prior Employer, Expanets, Inc., a provider of voice and data network solutions, and that the Employee represents that the business of Stronghold is non-competitive with the business of Expanets, and that no conflict exists in his acceptance of employment with Stronghold. In addition, the Company and Employee agree that they will not solicit employees of Expanets in violation of the Employee's agreement. The Employee further represents that his/her performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him/her in confidence or in trust prior to his/her employment with the Company.

     12. Notices.  All notices  required or permitted under this Agreement shall
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be in writing  and shall be deemed  effective  upon  personal  delivery  or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 12.

     13. Pronouns.  Whenever the context may require,  any pronouns used in this
         --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     14. Entire  Agreement.  This  Agreement  constitutes  the entire  agreement
         -----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement. This Agreement shall not alter any of the Employee's rights under any equity grant, which had been memorialized in an agreement with the Company and authorized by the Board prior to the Effective Date.

     15. Amendment.  This Agreement may be amended or modified only by a written
         ---------
instrument executed by both a properly authorized executive officer and a director of the Company and the Employee.

     16.  Governing Law and  Jurisdiction.  This  Agreement  shall be construed,
          -------------------------------
interpreted and enforced in accordance with the laws of the State of New Jersey. The parties agree that any disputes arising under this Agreement or otherwise related to the employment of the Employee by the Company shall be brought exclusively in the state and federal courts located in the State of New Jersey and the parties hereby waive the defense of lack of personal jurisdiction in any such action.

     17. Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Employee are personal and shall not be assigned by him.

     18.  Acknowledgment.  The Employee states and represents that he has had an
          --------------
opportunity to fully discuss and review the terms of this agreement with an attorney. The Employee further states and represents that he has carefully read this Agreement, fully understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     19. No Waiver.  No delay or omission by the Company in exercising any right
         ---------
under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

     20.  Captions.  The  captions  of the  sections of this  Agreement  are for
          --------
convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

     21. Severability. In case any provision of this Agreement shall be invalid,
         ------------
illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     22.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
           ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one in the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

STRONGHOLD TECHNOLOGIES, INC.                   GREGORY P. SARGEN


By:/s/ Christopher J. Carey                     /s/ Gregory P. Sargen
   ----------------------------------           --------------------------------
    Christopher J. Carey
    Chief Executive Officer

Dated:  10-31-02                                Dated:   10-31-02
      -------------------------------                 --------------------------